                                                                   EXHIBIT 10-14



                BASIC LEASE INFORMATION FOR REAL PROPERTY LEASE
                AGREEMENT BETWEEN INSIGHT IMAGING SYSTEMS, INC.
                   AND THREE SISTERS RANCH ENTERPRISES, DATED
               DECEMBER 11, 1992 - SPACES A, C, AND D, AS AMENDED


     The following is a summary of basic lease information relating to leases between Insight Imaging Systems, Inc., as tenant, and Industrial Way I Limited Partnership, as landlord, as amended.

Lease Date:                 Space A - December 11, 1992
                            Space C - October 26, 1993
                            Space D - December 11, 1992

Address:                    981 Industrial Road
                            San Carlos, CA  94070

Landlord:                   Three Sisters Ranch Enterprises

Landlord's Address:         P.O. Box 1444
                            San Carlos, CA 94070-1444

Description:                13,171 square feet located in the San Carlos
                            Business Park in three separate units.

Lease Expiration Date:      January 31, 1998

Rent:                       $9,054 per month